SALIM'S PAPER PRIVATE LIMITED

SP-6 SKS INDUSTRIAL AREA, REENGUS
SIKAR , RAJASTHAN -332 404

July 30, 2015

Mr. Sabir Saleem
CEO
Free Flow, Inc.
2301 Woodland Crossing Drive
Suite 155,
Herndon, VA 201714, USA

Dear Mr. Saleem:

Re: Firm Purchase Contract for Tissue paper

This has reference to our various recent discussions regarding your intent to set up a Tissue Paper production plant in the United Arab Emirates to manufacture Tissue paper in the range of 14 GSM to 36 GSM. This letter confirms our firm offer to purchase from you or your subsidiary entity in the United Arab Emirates the following:

Description: Tissue paper made from hard and soft wood pulp.Gsm Range 14 to 36 Gsm.

JUMBO ROLLS TISSUE PAPER


softech.en.alibaba.com

Contd..2

SALIM'S PAPER PRIVATE LIMITED

SP-6 SKS INDUSTRIAL AREA, REENGUS
SIKAR , RAJASTHAN -332 404

FINISHED TISSUE PAPER







Quantity per month: Based on 20 MT production capacity, 300 working days per annum. i.e., 6,000 MT per annum for a five year period.

75% Reels and 25% finished tissue paper.

Delivery to commence within 12 months from the date of signing of contract.

Price: To be determined periodically - on quarterly basis, and pegged to the price index as quoted on the Chicago Mercantile Exchange- CME Wood Pulp futures and options contracts which will be based on the PIX NBSKP Europe Index(TM) by FOEX Indexes Ltd. FOEX is a private Finland-based independent company that specializes in providing audited, trademarked registered pulp and paper price indexes. For example, if the index price of pulp is US$ 625 PMT, the price of the above described paper will be $_1150 PMT, CIF any Indian port.

Payment: For the first 12 months all payments will be made by irrevocable, confirmed revolving commercial letter of credit 30 days DA.

For the next 12 months, fifty percent will be Cash Against Delivery and balance against a 30 days Bill of Exchange. All subsequent purchases will be against acceptance of 30 days bill of exchange.

The above mentioned credit arrangement will, of course, be subject to our credit being satisfactory.

Kindly forward to us your contract for the five year. We are requesting our Bankers to provide you with a comfort letter indicating our ability to enter into such business arrangements.

Very truly yours
For Salim's Paper (Pvt) Ltd.

[signature]

Managing Director

Accepted
For Free Flow Inc.
[signature]
(SABIR SALEM)
CEO

witness:
[signature]
Amita S. Chauhan
10/15/15